UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2018

PIVOT PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-161157	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 West 6th Avenue, Vancouver, British Columbia, Canada	V6H 1A6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 805-7783

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

Effective October 22, 2018, we closed a private placement for an aggregate of 4,103,250 units, consisting of one common share and one share purchase warrant, at price of CDN$0.40 per unit, for gross proceeds of CDN$1,641,300. Each share purchase warrant entitles the holder to purchase one common share at a price of CDN$0.60 per share and has an expiry term of three (3) years. In connection with this private placement, we issued 4,103,250 common shares and 4,103,250 share purchase warrants to forty-two (42) non U.S. persons (as that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933, and one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), relying upon Rule 506 of Regulation D of the Securities Act of 1933. Finders’ fees consisted of cash payments of CDN$88,904 and issuance of 222,260 share purchase warrants entitling the holders to purchase one common share at a price of CDN$0.60 per share and has an expiry term of three (3) years. In connection with the finders’ fees, we issued 222,260 share purchase warrants to six (6) non U.S. persons (at that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On October 22, 2018, we issued 3,750,000 units, consisting of one common share and one share purchase warrant, at price of CDN$0.40 per unit, to settle CDN$1,500,000 of senior convertible debentures. Each share purchase warrant entitles the holder to purchase one common share at a price of CDN$0.60 per share and has an expiry term of three (3) years. In connection with this settlement of senior convertible debentures, we issued 3,750,000 common shares and 3,750,000 share purchase warrants to two (2) non U.S. persons (as that term as defined in Regulation S of the Securities Act of 1933), relying on Regulation S and/or Section 4(2) of the Securities Act of 1933. On the same date, we amended the terms of our remaining senior secured convertible debentures (“Convertible Debentures”) totaling CDN$3,500,000. The conversion price of the remaining $3,500,000 Convertible Debentures has been amended to CDN$0.42 from CDN$1.74.

On October 29, 2018, we issued 70,922 shares of common stock were issued to one (1) non U.S. person (at that term as defined in Regulation S of the Securities Act of 1933) for services rendered, relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

10.36	10% Senior Secured Convertible Debenture (CDN$1,750,000) due March 2, 2019 (CD-3)
10.37	10% Senior Secured Convertible Debenture (CDN$1,750,000) due March 2, 2019 (CD-4)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIVOT PHARMACEUTICALS INC.

Date: November 6, 2018	By:	/s/ Patrick Frankham
Patrick Frankham
Chief Executive Officer

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